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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 20, 1997
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                                  ADAPTEC, INC.
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               (Exact name of registrant as specified in charter)

         CALIFORNIA                0-15071                   94-2748530
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(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)          File Number)             Identification No.)


691 S. MILPITAS DRIVE, MILPITAS, CALIFORNIA                      95035
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (408) 945-8600
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5.           OTHER EVENTS

         The information which is set forth in the Registrant's News Release dated January 20, 1997 is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1 Text of Press Release dated January 20, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 1997               ADAPTEC, INC.


                                     /s/ PAUL G. HANSEN
                                     -------------------------------------------
                                     Paul G. Hansen,
                                     Vice President, Finance and Chief Financial
                                     Officer



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                                INDEX TO EXHIBITS

Exhibit                                      Description
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99.1                             Text of Press Release dated January 20, 1997



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